                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   --------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Albany Molecular Research, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                  14-1806984
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(State of Incorporation or Organization)   (I.R.S. Employer Identification no.)


               21 Corporate Circle, Albany, New York      12203
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              (Address of Principal Executive Offices)  (Zip Code)

If this form relates to the             If this form relates to the
registration of a class of securities   registration of a class of securities
pursuant to Section 12(b) of the        pursuant to Section 12(g) of the
Exchange Act and is effective           Exchange Act and is effective
pursuant to General Instruction         pursuant to General Instruction
A.(c), please check the following       A.(d), please check the following
box.   [_]                              box.   [X]

Securities Act registration statement file number to which this form
relates:     333-58795
          ---------------
          (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                  Name of Each Exchange on Which
        to be so Registered                  Each Class is to be Registered
----------------------------------       --------------------------------------

               None
----------------------------------       --------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $.01 per share
           ---------------------------------------------------------
                               (Title of class)
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                INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.   Description of Registrant's Securities to be Registered.

          A description of the Common Stock of the Registrant is set forth in the information provided under "Description of Capital Stock" in the Prospectus contained in the Registration Statement on Form S-1 (the "Registration Statement"), filed under the Securities Act of 1933 with the Securities and Exchange Commission on July 9, 1998, File No. 333-58795, as amended (including after the date hereof pursuant to Rule 424(b) under the Securities Act of 1933), which information is incorporated herein by reference.

Item 2.   Exhibits.

               (1) Specimen Certificate for Shares of Common Stock of the Registrant (incorporated by reference to Exhibit 4.1 to the Registration Statement).

               (2) Form of Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.3 to the Registration Statement).

               (3) Form of Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.5 to the Registration Statement).

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              ALBANY MOLECULAR RESEARCH, INC.



                              By: /s/ Thomas E. D'Ambra, Ph.D.
                                  ------------------------------------------
                                  Thomas E. D'Ambra, Ph.D.
                                  Chairman of the Board and
                                  Chief Executive Officer


Dated:  January 29, 1999

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